UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

GREEN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Main Street Greeneville, Tennessee	37743-4992
(Address of Principal Executive Offices)	(Zip Code)

(423) 639-5111
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robin Haynes has resigned her position as a member of the Board of Directors of Green Bankshares, Inc. (the “Company”) and its principal subsidiary, GreenBank, effective September 4, 2008.

The Company issued a press release on September 4, 2008 announcing Ms. Haynes’ resignation.  The text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release dated September 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN COUNTY BANKSHARES, INC.

		By:	/s/ James E. Adams
		Name:	James E. Adams
		Title:	Executive Vice President, Chief
Financial Officer and Secretary

Date:	September 4, 2008

EXHIBIT INDEX

99.1	Press release dated September 4, 2008.